Exhibit 10.17


                                 GUARANTY


     THIS GUARANTY ("Guaranty") is made as of the 30th day of September, 1998, by Guarantor (as hereinafter defined) for the benefit of Bank (as hereinafter defined).

     1. Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

          (a) The term "Bank" shall mean BANK ONE, TEXAS, NATIONAL ASSOCIATION, whose address for notice purposes is the following:

          Bank One, Texas, National Association
          1700 Pacific Avenue, Suite 2100
          Dallas, Dallas County, Texas 75201
          Attn: Dale Renner, Commercial Real Estate

          (b)  The term "Borrower"  (whether one  or more)  shall mean  the
     following:    OLY   WALDEN  GENERAL  PARTNERSHIP,   a  Texas   general
     partnership.

          (c) The term "Guaranteed Indebtedness" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Bank of any kind or character, now existing or hereafter arising, under or in connection with the loan made by Bank to Borrower pursuant to that Development Loan Agreement dated as of September 30, 1998 between Borrower and Bank (the "Loan Agreement"), evidencing a loan in the original principal amount of $8,160,000 (the "Loan"), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
     (iii) all obligations of Borrower to Bank under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the "Loan Documents"), (iv) all costs and expenses incurred by Bank in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i),
     (ii), (iii) and (iv) above.

          (d) The term "Guarantor" shall mean STRS GUARANTY COMPANY, L.L.C., a Delaware limited liability company, whose address for notice purposes is the following:

          STRS Guaranty Company, L.L.C.
          98 San Jacinto Blvd., Suite 220
          Austin, Texas  78701

     2. Obligations. As an inducement to Bank to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. Notwithstanding the foregoing or anything to the contrary contained in this Guaranty or the Pledge Agreement of even date herewith executed by Guarantor in favor of Bank (the "Pledge Agreement"), (i) Guarantor's liability for the Guaranteed Indebtedness shall not exceed the sum of (A) the Required Deposit (as defined in the Loan Agreement) which Guarantor is required to have pledged to Bank, plus (B) all reasonable attorneys' fees and expenses incurred by Bank in connection with the enforcement of this Guaranty and the Pledge Agreement against Guarantor and (ii) Bank's recourse against Guarantor for Guarantor's obligations under this Guaranty and the Pledge Agreement shall be limited to the Required Deposit (provided Guarantor has delivered the Required Deposit to Bank in accordance with the terms and provisions of the Loan Agreement).

     3. Character of Obligations. This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. All Guaranteed Indebtedness heretofore, concurrently herewith or hereafter made by Bank to Borrower shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     4. Right of Revocation. Guarantor understands and agrees that Guarantor may revoke its future obligations under this Guaranty at any time by giving Bank written notice that Guarantor will not be liable hereunder for any indebtedness or obligations of Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following the day Bank receives such notice delivered either by: (a) personal delivery to the address and designated department of Bank identified in subparagraph 1(a) above, or (b) United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Bank at the address shown in subparagraph 1(a) above. Notwithstanding such revocation, Guarantor shall remain liable on its obligations hereunder until payment in full to Bank of (x) all of the Guaranteed Indebtedness that is outstanding on the effective date of such revocation, and any renewals and extensions thereof, and (y) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the effective date of such revocation pursuant to the obligation of Bank under a commitment or agreement made to or with Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in paragraph 7 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if such revocation had not been made by Guarantor.

     5. Representations and Warranties. Guarantor hereby represents and warrants the following to Bank:

          (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and the members of Guarantor have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

          (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

          (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Bank to provide such information to Guarantor either now or in the future; and

          (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate
     (i) any agreement  or  instrument  to  which  Guarantor  is  a  party,
     (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

          (e)  Neither  Bank   nor   any   other   party   has   made   any
     representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

          (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Bank, if any, are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Bank since the date of the last statement thereof; and

          (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) Guarantor is and will continue to be able to pay its debts as they mature, and (iii) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     6. Covenants. Guarantor hereby covenants and agrees with Bank as follows:
          (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

          (b) Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor; and

          (c) Guarantor shall promptly inform Bank of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

     7.   Consent and Waiver.

          (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Bank, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

          (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

          (c) Bank may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness, except that Bank will not exercise any remedies with respect to the collateral pledged by Guarantor under the Pledge Agreement except upon the occurrence of a default by Borrower under any of the Loan Documents evidencing, securing and/or relating to the Loan, except that Bank may present a Letter of Credit (as defined in the Loan Agreement) as provided in the Loan Agreement in the event Guarantor fails to deliver to Bank a renewal or replacement Letter of Credit with respect to an existing Letter of Credit on or before the date which is 30 days prior to the expiration date thereof;
     (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Bank or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Bank, if any, not guaranteed under this Guaranty pursuant to the terms hereof; and (viii) apply any sums paid to Bank by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Bank, in its sole discretion, may determine.

          (d) Should Bank seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Bank first enforce any rights or remedies against Borrower or any other person or entity liable to Bank for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) Bank shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Bank's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

          (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Bank, its directors, officers, employees, representatives or agents in connection with Bank's administration of the Guaranteed Indebtedness, REGARDLESS OF THE NEGLIGENCE OF BANK OR ANY STRICT LIABILITY, except for Bank's willful misconduct and gross negligence.

     8.   Obligations Not Impaired.

          (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property;
     (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Bank to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty;
     (viii) any failure by Bank to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

          (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

          (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     9. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, (i) Guarantor shall, without notice or demand, promptly pay the amount due thereon to Bank, in lawful money of the United States, at Bank's address set forth in subparagraph 1(a) above, (ii) Bank may exercise any of its rights and remedies set forth in the Pledge
Agreement or any other rights or remedies permitted at law or in equity and/or (iii) Bank shall be entitled to offset the deposit account of Guarantor held by Bank (and which has been pledged by Bank pursuant to the Pledge Agreement) against the Guaranteed Indebtedness. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Bank deems advisable. The exercise by Bank of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Bank shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness. In addition to the foregoing, all property of Guarantor now or hereafter in the possession or custody of or in transit to Bank for any purpose, including safekeeping, collection or pledge, for the account of Guarantor, or as to which Guarantor may have any right or power (including without limitation, the deposit account described in the Pledge Agreement), shall be held by Bank subject to a lien and security interest in favor of Bank to secure payment and performance of all obligations and liabilities of Guarantor to Bank hereunder. The balance of every account of Guarantor with, and each claim of Guarantor against, Bank existing from time to time shall be subject to a lien and subject to set-off against any and all liabilities of Guarantor to Bank, and Bank may, at any time and from time to time at its option and without notice, appropriate and apply toward the payment of any of such liabilities the balance of each such account or claim of Guarantor against Bank.

     10. Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Bank contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Bank receives such notice either by: (a) personal delivery to the address and designated department of Bank identified in subparagraph 1(a) above, or
(b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Bank at the address shown in subparagraph 1(a) above. In the absence of such notice to Bank by Guarantor in compliance with the provisions hereof, any sum received by Bank on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

     11. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in subparagraph 1(d) above, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

     12. Waiver by Bank. No delay on the part of Bank in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Bank, and then only in the specific instance and for the purpose given.

     13. Successors and Assigns. This Guaranty is for the benefit of Bank, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     14. Costs and Expenses. Guarantor shall pay on demand by Bank all costs and expenses, including without limitation, all reasonable attorneys' fees incurred by Bank in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     15. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     16. No Obligation. Nothing contained herein shall be construed as an obligation on the part of Bank to extend or continue to extend credit to Borrower.

     17. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specific instance and for the purpose for which given.

     18. Cumulative Rights. All rights and remedies of Bank hereunder are cumulative of each other and of every other right or remedy which Bank may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     19. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

     20. Venue. This Guaranty has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Guaranty and venue for any such disputes shall be in the county or judicial district where the Bank's address for notice purposes is located.

     21. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Bank by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Bank to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

     22.  Descriptive Headings.   The  headings in  this Guaranty  are  for
convenience only and shall not define or limit the provisions hereof.

     23. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

     24. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and Bank regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by Bank that relates to Borrower or any other person or entity.

     25. JURY WAIVER. THE GUARANTOR AND BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN GUARANTOR AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE LOAN TO BORROWER DESCRIBED IN THE LOAN AGREEMENT.

     26. Arbitration. Bank and Guarantor agree that upon the written demand of either party. whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims, and controversies between them, whether individual, joint, or class in nature, arising from this Guaranty any other Loan Document, or otherwise, including, without limitation, contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association (the
"AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Guarantor's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral, whether real or personal, covered by the Deed of Trust or any other Loan Document ("Collateral") shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This arbitration provision shall not limit the right of either party during any dispute, claim, or controversy to seek, use, and employ ancillary or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon, or proceeding under forcible entry and detainer for possession of, any real or personal property (including the Collateral) and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under the Deed of Trust, the Pledge Agreement or any other deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to such Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to such Collateral, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by an arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     EXECUTED as of the date first above written.

                              GUARANTOR:


                              STRS GUARANTY COMPANY, L.L.C., a Delaware limited liability company



    By: Stratus  Properties Inc.,  a  Delaware limited  company,  its  sole member


                                   By:/s/ William H. Armstrong III
                                   Name:William H. Armstrong III
                                   Title:President and Chief Executive Officer